UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                ------------------------------------------------

                                 FORM 8-K

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF
                   THE SECURITIES AND EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  March 17, 2011

                        ROFIN-SINAR TECHNOLOGIES INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



           Delaware               000-21377              38-3306461
-----------------------------    ----------------       --------------------
(State of other jurisdiction     (Commission File       (I.R.S. Employer
 of incorporation)                 Number)              Identification No.)


         40984 Concept Drive, Plymouth, MI                 48170
      ----------------------------------------         ------------
      (Address of principal executive offices)          (Zip Code)


                              (734) 455-5400
        -----------------------------------------------------------
          (Registrant's telephone number, including area code)

                               Not Applicable
        -----------------------------------------------------------
      (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

An Annual Meeting of Stockholders of Rofin-Sinar Technologies Inc. (the "Company") was held on March 16, 2011 to approve the proposals described below.

Proxies for the Annual Meeting were solicited pursuant to Regulation 14-A under the Securities Exchange Act of 1934, as amended, and there were no solicitation in opposition to the Company's solicitation.

A total of 25,691,996 shares (90.08% of 28,520,596 shares outstanding and entitled to vote as of January 21, 2011, the record date for the Annual Meeting) present in person or by proxy, constituted a quorum for the transaction of business, and were voted at the Annual Meeting. The agenda items submitted at the Annual Meeting were passed as described below.


Proposal 1

Election of two Class III directors to service for a three-year term until the 2014 Annual Meeting of Stockholders.

All of the board's nominees for director were elected to serve until the Company's 2014 Annual Meeting of Stockholders or until their respective successors are elected or qualified, with the vote totals as set forth in the table below:

                              For       Withheld       Broker Non-Vote
                          ----------    ---------     ------------------
   Peter Wirth            21,498,171    2,041,692       2,152,133
   Stephen D. Fantone     23,147,078      392,785       2,152,133


Proposal 2

The appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for the fiscal year ending September 30, 2011, was ratified by our stockholders, with the vote totals as set forth in the table below:

        For         Against        Abstain       Broker Non-Vote
     ----------    ---------     ----------     ------------------
     25,484,063     189,251        18,682             0


Proposal 3

Our stockholders approved an Amendment to the Rofin-Sinar Technologies, Inc. 2007 Incentive Stock Plan, as described in the proxy materials, with the vote totals as set forth in the table below:

        For         Against        Abstain       Broker Non-Vote
     ----------    ---------     ----------     ------------------
     14,674,394    8,854,061       11,408         2,152,133

Proposal 4

Our stockholders approved, on an advisory (non-binding) basis, the compensation of our named executive officers, with the vote totals as set forth in the table below:

        For         Against        Abstain       Broker Non-Vote
     ----------    ---------     ----------     ------------------
     16,386,159    7,137,960       15,744         2,152,133



Proposal 5

Our stockholders approved, on an advisory (non-binding) basis, the holding of an advisory (non-binding) vote on executive compensation on an annual basis, with the vote totals as set forth in the table below:


  One Year     Two Years   Three Years   Abstain   Broker Non-Vote
  ----------   ---------   -----------   -------   ------------------
  15,321,374   5,886,215   2,321,489      10,785    2,152,133




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               Rofin-Sinar Technologies Inc.
                               ---------------------------------
                                     (Registrant)

   Date:   March 17, 2011          /s/  Gunther Braun
                               ---------------------------------
                                   Gunther Braun
                                   Chief Executive Officer
                                   and President